United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2019 sustainable Projects group inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Banyan Boulevard, Suite 220, Naples, Florida	34102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 239-307-2925

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Projects Group Inc.	Page 2

Information to be included in report

Item 2.01 Completion of Acquisition or Disposition of Assets.

Letter of Intent

Pursuant to the terms and conditions of a letter of intent dated September, 2018 between Sustainable Projects Group Inc. and Cormo AG, SPGX had agreed to enter into a joint venture with Cormo to assist in the business development of Cormo’s operations in United States. Cormo is in the business of producing and developing peat moss replacement and natural foam products and technologies. The joint venture was to be owned by SPGX (35%) and Cormo (35%), with the balance of the 30% being offered to investors for an aggregate funding of $600,000, which would represent the joint venture’s working capital. For its participation in the joint venture, SPGX would be required to provide certain services, including U.S. business development, market research, and determination of potential distribution channels. See Exhibit 10.13 - Letter of Intent for more details.

Cormo Shareholder’s Agreement

Subsequent to the Letter of Intent, SPGX has entered into a shareholder’s agreement dated February 25, 2019 among SPGX, Cormo AG, Paul Sauter, Kurt Muehlbauer, Paul Meier, Daniel Greissing, Fortunat Heuss, and Stefan Muehlbauer, with some terms and conditions as initially set out in the Letter of Intent having been amended.

As per the Letter of Intent, SPGX has entered into a joint venture with Cormo to assist in the business development of Cormo’s operations in United States. Cormo is in the business of producing and developing peat moss replacement and natural foam products and technologies. Also, for its participation in the joint venture, SPGX will be required to provide certain services, including U.S. business development, market research, and determination of potential distribution channels.

The joint venture is owned by SPGX (35%), Cormo AG (35%), Paul Sauter (5%), Kurt Muehlbauer (5%), Paul Meier (2.5%), Daniel Greissing (2.5%), Fortunat Heuss (2.5%), and Stefan Muehlbauer (2.5%). The joint venture currently has working capital of $400,000.

See Exhibit 10.20 - Shareholder’s Agreement for more details.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.13 and Exhibit 10.20 is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.13 and Exhibit 10.20 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.13	Letter of Intent dated for reference September 25, 2018 between Sustainable Projects Group Inc. and Cormo AG.	Filed

10.20	Shareholder’s Agreement dated February 25, 2019 among Sustainable Projects Group Inc., Cormo AG, Paul Sauter, Kurt Muehlbauer, Paul Meier, Daniel Greissing, Fortunat Heuss, and Stefan Muehlbauer.	Included

Form 8-K	Sustainable Projects Group Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Projects Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable Projects group inc.

Dated: February 27, 2019	By:	/s/ Stefan Muehlbauer
Stefan Muehlbauer – CEO